August 24, 2007

Alpharma Inc.
Alpharma Operating Corporation
Alpharma U.S. Inc.
Barre Parent Corporation
Alpharma Euro Holdings Inc.
Alpharma (Bermuda) Inc.
Alpharma USHP Inc.
Alpharma Animal Health Company
Mikjan Corporation
Alpharma Holdings Inc.
Alpharma Specialty Pharma Inc.
Purepac Pharmaceutical Holdings Inc.
Alpharma Pharmaceuticals LLC
440 Route 22 East
Bridgewater, New Jersey 08807

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Loan and Security Agreement dated March 10, 2006 (as at any time amended, the ""Loan Agreement""), among Alpharma Inc., a Delaware corporation, Alpharma Operating Corporation, a Delaware corporation, Alpharma U.S. Inc., a Delaware corporation, Barre Parent Corporation, a Delaware corporation, Alpharma Euro Holdings Inc., a Delaware corporation, Alpharma (Bermuda) Inc., a Delaware corporation, Alpharma USHP Inc., a Delaware corporation, Alpharma Animal Health Company, a Texas corporation, Mikjan Corporation, an Arkansas corporation, Alpharma Holdings Inc., a Delaware corporation, Alpharma Specialty Pharma Inc., a Delaware corporation f/k/a Alpharma Pharmaceuticals Inc., Purepac Pharmaceutical Holdings, Inc., a Delaware corporation, and Alpharma Pharmaceuticals LLC (""Alpharma Pharmaceuticals""), a Delaware limited liability company f/k/a Alpharma Branded Products Division Inc. (collectively, ""Borrowers"" and individually, a ""Borrower""), the various financial institutions party thereto from time to time (collectively, ""Lenders"") and Bank of America, N.A., a national banking association, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, ""Agent""). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

Borrowers have informed Agent and Lenders that Alpharma Operating Corporation desires to purchase 100% of the outstanding capital stock of Alpharma Ireland Limited, a corporation organized under the laws of Ireland (the ""New Subsidiary""), consisting of 100 shares, 50 shares from Andrew Lambe, and 50 shares from Paula Horan, for an amount equal to no more than EUR100 (the ""Stock Acquisition""). Borrowers have requested that Agent and Lenders consent to the Stock Acquisition, and Agent and Lenders are willing to do so subject to the terms and conditions contained herein.

1. Consent. Subject to the satisfaction of the conditions precedent set forth below, Agent and Lenders hereby consent to the Stock Acquisition. Such consent is subject to the satisfaction of the following conditions precedent in form and substance satisfactory to Agent and Lenders in their sole and absolute discretion: (a) the Stock Acquisition is consummated on or before August 24, 2007, (b) at the time of the Stock Acquisition and after giving effect thereto, no Default or Event of Default exists, and (c) Agent receives and finds acceptable the agreements and other documents effecting the Stock Acquisition and such other documents as Agent may reasonably request.

2. Additional Covenant. In consideration of the consent contained herein, Borrowers agree to deliver to Agent and Lenders, within ninety (90) days after the date the Stock Acquisition is consummated, a Pledge Agreement in form and substance satisfactory to Agent, pledging to Agent 66% of the Equity Interests of the New Subsidiary as security for the Obligations, together with the original stock certificates evidencing such Equity Interests and irrevocable stock powers with respect thereto.

3. Miscellaneous. Each Borrower hereby: (i) ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower''s covenants, duties, indebtedness and liabilities under the Loan Documents; (ii) acknowledges and stipulates that (a) the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower) and (c) the security interests and Liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens; (iii) represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this letter agreement, that (a) no Default or Event of Default exists on the date hereof, (b) the execution, delivery and performance of this letter agreement have been duly authorized by all requisite corporate action on the part of such Borrower, (c) this letter agreement has been duly executed and delivered by such Borrower and (d) all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof; (iv) agrees that this letter agreement shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default; (v) agrees that this letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York; (vi) agrees that this letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; (vii) agrees that, except as otherwise expressly provided in this letter agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect; (viii) agrees that this letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect; (ix) agrees that this letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement; (x) agrees that any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto; (xi) agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to any of the transactions contemplated hereby; and (xii) agrees that section titles and references used in this letter agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

[Signatures commence on following page]

The parties hereto have caused this letter agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Very truly yours,

BANK OF AMERICA, N.A., as Agent and Lender

By: /s/ John M. Olsen
Title: Sr. Vice President

DNB NOR BANK ASA, as Lender

By: s/s Philip F. Kurpiewski
Title: Senior Vice President

By: /s/ Henrik Asland
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Gordon Wilkins
Title: Vice President

[Signatures continue on following page]

ALPHARMA INC.

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, Executive Vice President and Chief Financial Officer

ALPHARMA OPERATING CORPORATION

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, President

ALPHARMA U.S. INC.

By: /s/ Christine Sacco
Christine Sacco, Treasurer

[CORPORATE SEAL]

ALPHARMA EURO HOLDINGS INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

ALPHARMA (BERMUDA) INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

[Signatures continued on following page]

ALPHARMA USHP INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

ALPHARMA ANIMAL HEALTH COMPANY

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, Vice President and Treasurer

MIKJAN CORPORATION

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, President

ALPHARMA HOLDINGS INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

[Signatures continued on following page]

ALPHARMA SPECIALTY PHARMA INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

PUREPAC PHARMACEUTICAL HOLDINGS, INC.

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, President

ALPHARMA PHARMACEUTICALS LLC

By: /s/ Ronald Warner
Ronald Warner, President

BARRE PARENT CORPORATION

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, President

K:\Legal\Corporate\BOA 2005 Financing\Amended and Restated Agreement - March 2006\Letter Amendment to Loan Agreement - August 2007.DOC